UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2000


                      MELLON RESIDENTIAL FUNDING CORPORATION
            Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-72907-03      52-2242392
Pooling and Servicing Agreement)     (Commission       52-2242389
(State or other                      File Number)      52-2242390
jurisdiction                                           IRS EIN
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On December 26, 2000 a distribution was made to holders of MELLON RESIDENTIAL FUNDING CORPORATION, Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                 Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC1
                                          Trust, relating to the December
                                          26, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MELLON RESIDENTIAL FUNDING CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/29/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust, relating to the December 26, 2000 distribution.